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                               CONSENT OF KPMG LLP

                                                                    EXHIBIT 23.1

The Board of Directors
Epoch Pharmaceuticals, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



KPMG LLP



Seattle, Washington

July 19, 2000